CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2021
CURRENT LIABILITIES
CURRENT LIABILITIES

10. CURRENT LIABILITIES
Deferred Revenue
Deferred revenue relates to prepaid and unearned revenue received from tenants and fluctuates with the timing of rental receipts.
Bank Indebtedness
On March 31, 2021, the Trust amended its existing unsecured revolving credit facility agreement to extend the existing maturity date of February 1, 2023 to March 31, 2026. In addition, the credit facility’s limit increased from $0.5 billion to $1.0 billion. Draws on the credit facility are available by way of Canadian dollar, US dollar or Euro denominated loans or Canadian dollar or US dollar denominated letters of credit. The credit facility provides Granite the ability to increase the amount of the commitment by an additional aggregate principal amount of up to $500.0 million with the consent of the participating lenders. As at December 31, 2021, the Trust had no amounts drawn (2020 — nil) from the credit facility and $1.7 million (2020 — $1.0 million) in letters of credit issued against the facility.
Accounts Payable and Accrued Liabilities

As at December 31,	2021	2020
Accounts payable	$5,400	$3,849
Commodity tax payable	8,385	4,337
Tenant security deposits	6,822	6,327
Employee unit-based compensation	11,525	7,118
Trustee/director unit-based compensation	8,935	5,219
Accrued salaries, incentives and benefits	5,875	5,783
Accrued interest payable	7,235	7,956
Accrued construction costs	24,399	6,285
Accrued professional fees	1,641	2,452
Acquisition related liabilities	19,579	634
Accrued property operating costs	5,768	8,878
Other tenant related liabilities	5,511	1,690
Other accrued liabilities	2,169	669
	$113,244	$61,197